UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                January 27, 2006


                              QUALSTAR CORPORATION
             (Exact name of registrant as specified in its charter)

           California                    000-30083                 95-3927330
(State or other jurisdiction of   (Commission File Number)       (IRS Employer
         incorporation)                                      Identification No.)



       3990-B Heritage Oak Court, Simi Valley, CA                93063
        (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (805) 583-7744

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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Item 5.02         Departure of Directors or Principal Officers; Election of
                  Directors; Appointment of Principal Officers.

         On January 26, 2006, the Board of Directors of Qualstar Corporation appointed Mr. Stanley W. Corker as a director of the corporation to fill the vacancy on the Board resulting from the death of Jose M. Miyar on October 8, 2005. Mr. Corker will serve as a director of Qualstar for a term of office expiring at the 2006 Annual Meeting of Shareholders to be held on March 16, 2006, and the Board intends to nominate Mr. Corker for election to the Board by the shareholders at the annual meeting. There are no arrangements or understandings between Mr. Corker and any other persons pursuant to which Mr. Corker was selected as a director.

         Mr. Corker also was appointed by the Board of Directors to serve on the Audit and Compensation Committees of the Board. The Board has determined that Mr. Corker satisfies NASD standards with respect to independence, financial expertise and experience for serving on the Board and the Audit Committee.

          In accordance with NASD Rule 4350(d)(2)(A), we are required to have an audit committee consisting of at least three independent directors in order to remain listed on the Nasdaq Stock Market. The death of Mr. Miyar resulted in only two independent directors and one vacancy on our Audit Committee. With the appointment of Mr. Corker to the Audit Committee, we are now in compliance with NASD Rule 4350(d)(2)(A).

         We issued a press release on January 27, 2006 to announce the appointment of Mr. Corker to our Board. A copy of the press release is filed as
Exhibit 99.1 to this report.

Item 9.01         Financial Statements and Exhibits.

         (d)      Exhibits


         Exhibit
         Number                   Description
         ------                   -----------

         99.1     Press release issued by Qualstar, dated January 27, 2006.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   QUALSTAR CORPORATION



January 27, 2006                   By:      /s/ Frederic T. Boyer
                                        ----------------------------------------
                                            Frederic T. Boyer
                                            Chief Financial Officer

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                                  EXHIBIT INDEX


 Exhibit Number                              Description
 --------------                              -----------

      99.1            Press release issued by Qualstar, dated January 27, 2006.



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